Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2022

March 14, 2023

60 Cutter Mill Rd., Great Neck, NY 11021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
We consider some of the information set forth herein to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property acquisition and disposition activity, joint venture activity, development and value add activity and other capital expenditures, and capital raising and financing activity, as well as revenue and expense growth, occupancy, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which are in some cases, beyond our control, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved and investors are cautioned not to place undue reliance on such information.

The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•inability to generate sufficient cash flows due to unfavorable economic and market conditions (e.g., inflation, volatile interest rates and the possibility of a recession), changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws or other factors;
•adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions and dispositions on favorable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;
•general and local real estate conditions, including any changes in the value of our real estate;
•decreasing rental rates or increasing vacancy rates;
•challenges in acquiring properties (including challenges in buying properties directly without the participation of joint venture partners and the limited number of multi-family property acquisition opportunities available to us), which acquisitions may not be completed or may not produce the cash flows or income expected;
•the competitive environment in which we operate, including competition that could adversely affect our ability to acquire properties and/or limit our ability to lease apartments or increase or maintain rental rates;
•exposure to risks inherent in investments in a single industry and sector;
•the concentration of our multi-family properties in the Southeastern United States and Texas, which makes us more susceptible to adverse developments in those markets;
•increases in expenses over which we have limited control, such as real estate taxes, insurance costs and utilities, due to inflation and other factors;
•impairment in the value of real estate we own;
•failure of property managers to properly manage properties;
•disagreements with, or misconduct by, joint venture partners;
•inability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures, due to, among other things, the level and volatility of interest or capital market conditions;
•extreme weather and natural disasters such as hurricanes, tornadoes and floods;
•lack of or insufficient amounts of insurance to cover, among other things, losses from catastrophes;
•risks associated with acquiring value-add multi-family properties, which involves greater risks than more conservative approaches;
•the condition of Fannie Mae or Freddie Mac, which could adversely impact us;
•changes in Federal, state and local governmental laws and regulations, including laws and regulations relating to taxes and real estate and related investments;
•our failure to comply with laws, including those requiring access to our properties by disabled persons, which could result in substantial costs;
•board determinations as to timing and payment of dividends, if any, and our ability or willingness to pay future dividends;
•our ability to satisfy the complex rules required to maintain our qualification as a REIT for federal income tax purposes;
•possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us or a subsidiary owned by us or acquired by us;
•our dependence on information systems and risks associated with breaches of such systems;
•disease outbreaks and other public health events, and measures that are taken by federal, state, and local governmental authorities in response to such outbreaks and events;
•impact of climate change on our properties or operations;
•risks associated with the stock ownership restrictions of the Internal Revenue Code of 1986, as amended (the "Code") for REITs and the stock ownership limit imposed by our charter; and
•the other factors described in the reports we file with the SEC, including those set forth in our Annual Report on Form 10-K under the captions "Item 1. Business," "Item 1A. Risk Factors," and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations".

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.
We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights
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	As at December 31,
	2022	2021
Market capitalization (thousands)	$371,982	$438,321
Shares outstanding (thousands)	18,940	18,271
Closing share price	$19.64	$23.99
Quarterly dividend declared per share	$0.25	$0.23

	Quarter ended December 31,
	Combined		Consolidated		Unconsolidated
	2022	2021	2022	2021	2022		2021
Properties owned	29	33	21	10	8	(1)	23
Units	8,201	9,273	5,420	2,576	2,781		6,697
Quarter Average occupancy	94.7%	96.4%	94.8%	97.3%	94.5%		96.1%
Quarter Average monthly rental revenue per occupied unit	$1,347	$1,233	$1,320	$1,276	$1,396		$1,169

	Quarter ended December 31,		Twelve months ended December 31,
Per share data	2022 (Unaudited)	2021 (Unaudited)	2022	2021
(Loss) earnings per share basic	$(0.22)	$(0.08)	$2.67	$1.63
(Loss) earnings per share diluted	$(0.22)	$(0.08)	$2.66	$1.62
FFO per share of common stock (diluted) (2)	$0.40	$0.35	$1.24	$0.97
AFFO per share of common stock (diluted) (2)	$0.37	$0.41	$1.52	$1.33

	As at December 31,
	2022	2021
Debt to Enterprise Value (3)	62%	61%

See definition of stabilized properties under "Non-GAAP Financial Measures and Definitions."

(1) Excludes a planned 240-unit development property.
(2) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
The per share data for all periods of FFO and AFFO is unaudited
(3) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."
(4) The per share data for all periods of FFO and AFFO is unaudited.

BRT Apartments Corp. (NYSE: BRT)
2023 Guidance
_____________________________________________________________________________________________________________________

2023 Combined Portfolio Guidance Assumptions (1)	Low End	Midpoint	High End

Property revenue growth	5.2%	5.7%	6.2%
Controllable operating expense growth	7.0%	5.6%	4.2%
Real estate tax and insurance expense growth (2)	18.3%	17.7%	17.1%
Total operating expense growth	10.3%	9.2%	8.2%
Property NOI growth	1.4%	3.1%	4.7%

Capital Expenditures
Recurring	$5.7 Million	$5.5 Million	$5.2 Million
Value add	$3.6 Million	$3.5 Million	$3.3 Million
Non- recurring	$1.8 Million	$1.7 Million	$1.6 Million

2023 Full Year EPS, FFO and AFFO Guidance Per Share (3) (5)

Earnings per share (diluted)	$0.09	$0.15	$0.20
FFO per share of common stock (diluted) (4)	$1.08	$1.14	$1.19
AFFO per share of common stock (diluted) (4)	$1.50	$1.56	$1.61
_____________________________________________

(1) Combined Portfolio includes 28 properties and 7,707 units. Property assumptions exclude Chatham Court, which is under contract to sell.
(2) Real estate taxes and insurance are increasing 9.8% and 50.4% at the midpoint, respectively. The insurance increase is primarily due to the decision to implement a master insurance program effective Q4 2022, which replaced policies at 17 properties which were scheduled to expire throughout 2023. This decision will result in the recognition of higher insurance expense at an earlier point in 2023. We believe that future increases in insurance expense will be more in line with the market.
(3) Per Share guidance is based on 19.23 million weighted average shares outstanding, which includes for the year 164,000 shares of Restricted Stock and 148,000 shares issued pursuant to the Dividend Reinvestment Program (DRIP).
(4) See the reconciliation of Funds From Operations, or FFO, Adjusted Funds From Operations, or AFFO, and Combined Portfolio NOI to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(5) This guidance, including all assumptions presented, constitutes forward-looking information. Actual full year 2023 EPS, FFO, AFFO and NOI could vary significantly from the projections presented.

BRT Apartments Corp. (NYSE: BRT)
Components of Net Asset Value
As of December 31, 2022
(dollars in thousands)
____________________________________________________________________________________________________________________

Net Operating Income (YTD 2022)
Consolidated	$39,957
Unconsolidated (Pro rata)	23,771
Total Net Operating Income	$63,728

OTHER ASSETS
Cash and Cash Equivalents	$20,281
Cash and Cash Equivalents - Unconsolidated pro rata	3,608
Restricted Cash	872
Other Assets	16,786
Other Assets - Unconsolidated pro rata	10,153
Total Cash and Other Assets	$51,700

OTHER LIABILITIES
Accounts Payable and Accrued Liabilities	$22,631
Accounts Payable and Accrued Liabilities - Unconsolidated pro rata	4,229
Total Other Liabilites	$26,860

DEBT SUMMARY
Mortgages Payable:
Consolidated (1)	$403,792
Unconsolidated (Pro rata)	126,758
Total Mortgages Payable	$530,550

Credit Facility (2)	19,000
Subordinated Notes	37,123
Total Debt Outstanding	$586,673

Common Shares Outstanding	18,940
_______________________________
(1) Excludes $21.2 million relating to a financing that occurred on 2/24/2023
(2) Amount outstanding of $19 million was paid off on 2/24/2023 with the proceeds from the above referenced financing

BRT Apartments Corp. (NYSE: BRT)
Results of Operations
(dollars in thousands except per share data)

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	Three Months Ended December 31, (Unaudited)		Twelve months Ended December 31,
	2022	2021	2022	2021
Revenues:
Rental revenue and other revenue from other real estate properties	$22,711	$10,279	$70,515	$32,041
Other income	—	4	12	16
Total revenues	22,711	10,283	70,527	32,057
Expenses:
Real estate operating expenses	10,262	4,515	30,558	14,202
Interest expense	5,520	1,953	15,514	6,757
General and administrative	3,815	3,239	14,654	12,621
Impairment charge	—	—	—	520
Depreciation and amortization	8,031	3,285	24,812	8,025
Total expenses	27,628	12,992	85,538	42,125
Total revenues less total expenses	(4,917)	(2,709)	(15,011)	(10,068)
Equity in earnings (loss) of unconsolidated joint ventures	580	1,825	1,895	(4,208)
Equity in earnings from sale of unconsolidated joint venture properties	—	—	64,531	34,982
Gain on sale of real estate	—	—	6	7,693
Casualty loss	(850)	—	(850)	—
Insurance recovery of casualty loss	850	—	850	—
Gain on insurance recovery	—	—	62	—
Gain on sale of partnership interest	—	388	—	2,632
Loss on extinguishment of debt	—	(673)	(563)	(1,575)
(Loss) income from continuing operations	(4,337)	(1,169)	50,920	29,456
Income tax (benefit) provision	(155)	51	821	206
Net (loss) income from continuing operations, net of taxes	(4,182)	(1,220)	50,099	29,250
Income attributable to non-controlling interests	(37)	(34)	(144)	(136)
Net (loss) income attributable to common stockholders	$(4,219)	$(1,254)	$49,955	$29,114

Weighted average number of shares of common stock outstanding:
Basic	18,004,715	17,317,596	17,793,035	17,017,690
Diluted	18,004,715	17,317,596	17,852,951	17,084,642

Per share amounts attributable to common stockholders:
Basic	$(0.22)	$(0.08)	$2.67	$1.63
Diluted	$(0.22)	$(0.08)	$2.66	$1.62

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands)

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	Three Months Ended December 31, (Unaudited)		Twelve months Ended December 31,
	2022	2021	2022	2021
Revenues:
Rental and other revenue	$12,033	$26,411	$72,873	$121,906
Total revenues	12,033	26,411	72,873	121,906

Expenses:
Real estate operating expenses	5,563	10,994	33,086	56,507
Interest expense	2,507	6,402	16,269	30,964
Depreciation	2,841	7,172	17,798	35,636
Total expenses	10,911	24,568	67,153	123,107
Total revenues less total expenses	1,122	1,843	5,720	(1,201)
Other equity earnings	32	33	121	54
Impairment of assets	(8,553)	—	(8,553)	(2,813)
Insurance recoveries	8,553	—	8,553	2,813
Gain on insurance recoveries	—	933	567	2,179
Gain on sale of real estate properties	—	—	118,270	83,984
Loss on extinguishment of debt	—	—	(3,491)	(9,401)
Net income from joint ventures	$1,154	$2,809	$121,187	$75,615

BRT equity in earnings and equity in earnings from sale of unconsolidated joint venture properties	$580	$1,825	$66,426	$30,774

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations
(dollars in thousands)
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	Three Months Ended December 31,		Twelve months Ended December 31,
	2022	2021	2022	2021
GAAP Net (loss) income attributable to common stockholders	$(4,219)	$(1,254)	$49,955	$29,114
Add: depreciation of properties	8,031	3,285	24,812	8,025
Add: our share of depreciation in unconsolidated joint ventures	1,443	4,694	10,677	23,083
Add: impairment charge	—	—	—	520
Add: our share of impairment charge in unconsolidated joint venture properties	1,493	—	1,493	2,010
Add: casualty loss	850	—	850	—
Deduct: gain on sales of real estate and partnership interests	—	(388)	(6)	(10,325)
Deduct: our share of earnings from sale of unconsolidated joint venture properties	—	—	(64,531)	(34,982)
Adjust for non-controlling interests	(4)	(4)	(16)	(16)
Funds from operations	$7,594	$6,333	$23,234	$17,429

Adjustments for: straight-line rent accruals	6	12	24	(18)
Add: loss on extinguishment of debt	—	673	563	1,575
Add: our share of loss on extinguishment of debt from unconsolidated joint ventures	—	—	1,880	4,581
Add: amortization of restricted stock and RSU expense	1,304	991	4,487	2,941
Add: amortization of deferred mortgage and debt costs	240	80	628	295
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	28	103	227	542
Add: amortization of fair value adjustment for mortgage debt	166	—	148	—
Less: insurance recovery of casualty loss	(850)	—	(850)	—
Less: our share of insurance recovery from unconsolidated joint ventures	(1,493)	—	(1,493)	(2,010)
Less: gain on insurance recovery	—	—	(62)	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture	—	(648)	(432)	(1,528)
Adjustments for non-controlling interests	(1)	(2)	(4)	4
Adjusted funds from operations	$6,994	$7,542	$28,350	$23,811

Funds from Operations
____________________________________________________________________________________________________________________

	Three Months Ended December 31,		Twelve months Ended December 31,
	2022	2021	2022	2021
GAAP Net (loss) income attributable to common stockholders	$(0.22)	$(0.08)	$2.66	$1.62
Add: depreciation of properties	0.42	0.19	1.33	0.45
Add: our share of depreciation in unconsolidated joint ventures	0.08	0.26	0.57	1.29
Add: Impairment charge	—	—	—	0.03
Add: our share of impairment charge in unconsolidated joint ventures	0.08	—	0.08	0.11
Add: casualty loss	0.04	—	0.05	—
Deduct: gain on sales of real estate and partnership interest	—	(0.02)	—	(0.58)
Deduct: our share of earnings from sale of unconsolidated joint venture properties	—	—	(3.45)	(1.95)
Adjustment for non-controlling interests	—	—	—	—
Funds from operations per common share - diluted	0.40	0.35	1.24	0.97

Adjustment for: straight-line rent accruals	—	—	—	—
Add: loss on extinguishment of debt	—	0.04	0.03	0.09
Add: our share of loss on extinguishment of debt from unconsolidated joint ventures	—	—	0.10	0.26
Add: amortization of restricted stock and RSU expense	0.07	0.05	0.25	0.16
Add: amortization of deferred mortgage and debt costs	0.01	—	0.03	0.02
Add: our share of amortization of deferred mortgage and debt costs from unconsolidated ventures	—	0.01	0.01	0.03
Add: amortization of fair value adjustment for mortgage debt	0.01		0.01	—
Less: insurance recovery of casualty loss	(0.04)		(0.05)	—
Deduct: our share of insurance recovery from unconsolidated joint ventures	(0.08)	—	(0.08)	(0.11)
Deduct: gain on insurance recovery	—	—	—	—
Deduct: our share of gain on insurance proceeds from unconsolidated joint ventures	—	(0.04)	(0.02)	(0.09)
Adjustment for non-controlling interests	—	—	—	—
Adjusted funds from operations per common share - diluted	$0.37	$0.41	$1.52	$1.33

Diluted shares outstanding for FFO and AFFO	18,938,807	18,240,532	18,782,695	17,936,465

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

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	December 31,
	2022	2021
ASSETS
Real estate properties, net of accumulated depreciation	$651,603	$293,550
Investment in unconsolidated joint ventures	42,576	112,347
Cash and cash equivalents	20,281	32,339
Restricted cash	872	6,582
Other assets	16,786	10,341
Real estate property held for sale	—	4,379
Total Assets	$732,118	$459,538

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$403,792	$199,877
Junior subordinated notes, net of deferred costs	37,123	37,103
Credit facility, net of deferred costs	18,502	—
Accounts payable and accrued liabilities	22,631	19,607
Total Liabilities	482,048	256,587

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized;
18,006 and 17,349 shares outstanding	180	173
Additional paid-in capital	273,863	258,161
Accumulated deficit	(23,955)	(55,378)
Total BRT Apartments Corp. stockholders’ equity	250,088	202,956
Non-controlling interests	(18)	(5)
Total Equity	250,070	202,951
Total Liabilities and Equity	$732,118	$459,538

BRT Apartments Corp. (NYSE: BRT)
Acquisitions and Dispositions
(dollars in thousands)

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ACQUISITIONS
Buyouts of Joint Venture Interests
Property/Location	Purchase Date	Units	Purchase Price	Pre-Acquisition ownership % in the JV	Post-Acquisition Ownership %
Verandas at Alamo - San Antonio, TX	03/23/2022	288	$8,721	71.9%	100%
Vanguard Heights - Creve Coeur, MO	04/07/2022	174	4,880	78.4%	100%
Jackson Square - Tallahassee, FL	05/11/2022	242	7,215	80.0%	100%
Brixworth at Bridge Street - Huntsville, AL	05/24/2022	208	10,697	80.0%	100%
Woodland Apartments - Boerne, TX	05/26/2022	120	3,881	80.0%	100%
Grove at River Place - Macon, GA	06/30/2022	240	7,485	80.0%	100%
Civic Center I - Southaven, MS	07/12/2022	392	18,233	75.0%	100%
Civic Center II - Southaven, MS	07/12/2022	384	17,942	75.0%	100%
Abbotts Run - Wilmington, NC	07/14/2022	264	9,010	75.0%	100%
Somerset At Trussville - Trussville, AL	07/19/2022	328	10,558	80.0%	100%
Magnolia Pointe - Madison, AL	08/03/2022	204	7,246	80.0%	100%
		2,844	$105,868

In March 2023, the Company entered into an agreement to acquire a 238-unit property for a purchase price of $62.5 million and the assumption of approximately $32 million of mortgage debt with an interest rate of 3.34% and maturing in 2061.

Acquisition of Joint Venture Interest in Development Project
Property/Location	Purchase Date	Planned Units	Purchase Price	Acquisition ownership % in the JV
Stono Oaks - Johns Island, SC	3/10/2022	240	$3,500	17.45%

DISPOSITIONS
Disposition of Property by Unconsolidated Joint Ventures
Property/Location	Sale Date	Units	Interest Owned	Sales Price	Gain on Sale	BRT's Share of Gain on Sale	BRT's share of Loss on extinguishment of debt
Verandas at Shavano - San Antonio, TX	2/8/2022	288	65%	$53,750	$23,652	$12,961	$—
Retreat at Cinco Ranch - Katy, TX	6/14/2022	268	75%	68,300	30,595	17,378	686
The Vive - Kannapolis, NC	6/30/2022	312	65%	91,250	47,086	22,720	787
Waters Edge - Columbia, SC	8/31/2022	204	80%	32,400	16,937	11,472	388
		1,072		$245,700	$118,270	$64,531	$1,861

In March 2023, the unconsolidated joint venture that owns Chatham Court and Reflections, a 494 unit multi-family property located in Dallas, TX, and in which we have a 50% interest, entered into a contract to sell such property for $73.0 million.

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
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For the Quarter ended December 31, 2022
Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
98	$692,000	$7,061	$275	47%	900

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

For the twelve months ended December 31, 2022
Capital Expenditures (5)
(Includes consolidated and unconsolidated amounts)
	Gross Expenditures	Less: JV Partner Share	BRT Share of Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$6,397,000	$1,117,000	$5,280,000
Estimated Non-Recurring Capital Expenditures (2)	6,031,000	711,000	5,320,000
Total Capital Expenditures	$12,428,000	$1,828,000	$10,600,000

Replacements (operating expense) (3)	$2,924,000	$470,000	$2,454,000

Estimated Recurring Capital Expenditures and Replacements per unit (8,201 units)	$1,137	$194	$943

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operation.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed as incurred at the property.
(4) Based on BRT's pro-rata share
(5) BRT previously classified capital expenditures on a property level basis. The Company has reclassified,herein the previously reported 2022 capital expenditures on a portfolio level basis and the 2022 numbers are presented in a manner in which we intend to present such information on a going forward basis.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of December 31, 2022
(dollars in thousands)
____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2023	$2,712	$2,712	$—		—%	—%
2024	3,667	3,667	—		—%	—%
2025	20,188	4,813	15,375		4%	4.42%
2026	74,652	5,121	69,531		19%	4.12%
2027	46,220	3,425	42,795		12%	3.96%
Thereafter (a)	260,519	24,315	236,204		65%	3.96%
Total	$407,958	$44,053	$363,905		100%
(a) Excludes a $21,173 mortgage obtained in February 2023 which is interest only, bears an interest rate of 4.45% and matures in March 2033

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2023	$1,778	$1,778	—		—%	—%
2024	2,057	2,057	$—		—%	—%
2025	2,154	2,154	—		—%	—%
2026	21,362	2,130	19,232		17%	4.17%
2027	13,364	1,810	11,554		10%	4.15%
Thereafter	86,715	1,902	84,813		73%	3.84%
Total	$127,430	$11,831	$115,599		100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2023	$4,490	$4,490	$—		—%	—%
2024	5,724	5,724	—		—%	—%
2025	22,342	6,967	15,375		3%	4.42%
2026	96,014	7,251	88,763		19%	4.13%
2027	59,584	5,235	54,349		11%	4.00%
Thereafter	347,234	26,217	321,017		67%	3.93%
Total	$535,388	$55,884	$479,504		100%
Weighted Average Remaining Term to Maturity (2)			7.44	yrs
Weighted Average Interest Rate (2)			3.98%
Debt Service Coverage Ratio for the quarter ended December 31, 2022			1.66	(3)

(1) Based on balloon payments at maturity. Includes consolidated and BRT pro rata share amounts.
(2) Includes consolidated and BRT pro rata share unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (i.e., 6.42% at 12/31/2022); Rate in effect for next payment on May 1, 2023 is 6.80%
Maturity	April 30, 2036

Credit Facility (as of December 31, 2022)
Maximum Amount Available	Up to $60,000
Amount Outstanding	$19,000 (1)
Interest Rate	Prime (floor of 3.50%) (2)
Maturity	September 14, 2025
(1) The amount outstanding was paid in full on February 24, 2023
(2) As of March 1, 2023, the interest rate in effect is 7.75%

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended December 31, 2022
(dollars in thousands, except monthly rent amounts)

_____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Monthly Rent per Occ. Unit
Texas	600	$2,287	$1,326	$961	7.7%	91.1%	$1,227
Georgia	688	2,611	1,226	1,385	11.1%	95.5%	1,170
Florida	518	2,319	936	1,383	11.1%	94.8%	1,433
Ohio	264	917	374	543	4.4%	97.5%	1,055
Virginia	220	1,139	446	693	5.6%	95.3%	1,639
North Carolina	264	990	379	611	4.9%	96.5%	1,171
South Carolina	474	2,051	1,150	901	7.2%	96.0%	1,319
Tennessee	702	3,530	1,645	1,885	15.1%	94.7%	1,649
Alabama	740	2,682	1,148	1,534	12.3%	93.5%	1,005
Missouri	174	899	368	531	4.3%	91.4%	1,678
Mississippi	776	2,906	1,156	1,750	14.1%	96.7%	1,210
Sold properties and legacy assets	—	380	108	272	2.2%	N/A	N/A
Totals	5,420	$22,711	$10,262	$12,449	100%	94.8%	$1,320

Unconsolidated (Pro-Rata Share) (1)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	1,597	$3,532	$1,698	$1,834	56.1%	94.2%	$1,403
South Carolina	713	1,234	404	830	25.4%	93.7%	1,463
Georgia	271	926	480	446	13.6%	95.2%	1,468
Alabama	200	541	236	305	9.3%	98.3%	1,020
Sold properties	—	(61)	83	(144)	(4.4)%	N/A	N/A
	2,781	$6,172	$2,901	$3,271	100.0%	94.5%	$1,396
_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Twelve months ended December 31, 2022
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$7,579	$3,852	$3,727	9.3%	94.0%	$1,194
Georgia	688	8,786	3,995	4,791	12.0%	96.8%	1,167
Florida	518	7,605	3,134	4,471	11.2%	95.6%	1,385
Ohio	264	3,564	1,443	2,121	5.3%	97.3%	1,031
Virginia	220	4,556	1,670	2,886	7.2%	97.4%	1,593
North Carolina	264	1,825	708	1,117	2.8%	96.3%	1,157
South Carolina	474	8,110	4,053	4,057	10.2%	97.1%	1,292
Tennessee	702	13,812	5,925	7,887	19.7%	96.6%	1,569
Alabama	740	5,098	2,133	2,965	7.4%	93.9%	1,109
Missouri	174	2,630	1,081	1,549	3.9%	94.3%	1,621
Mississippi	776	5,438	2,118	3,320	8.3%	97.2%	1,186
Sold properties and legacy assets	—	1,512	446	1,066	2.7%	N/A	N/A
Totals	5,420	$70,515	$30,558	$39,957	100%	96.1%	$1,300

Unconsolidated (Pro-Rata Share)(1)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	1,597	$13,618	$6,585	$7,033	29.6%	95.4%	$1,299
South Carolina	713	4,855	1,749	3,106	13.1%	96.0%	1,337
Georgia	271	3,526	1,661	1,865	7.8%	94.4%	1,234
Alabama	200	2,064	983	1,081	4.5%	96.3%	1,043
Other (2)	—	19,709	9,023	10,686	45.0%	N/A	N/A
Totals	2,781	$43,772	$20,001	$23,771	100%	95.7%	$1,247

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Represents properties that were sold or which BRT bought out the partner's interest.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Quarter ended December 31, 2022 and 2021
(dollars in thousands)
____________________________________________________________________________________________________________________

	Three Months Ended December 31,
	2022	2021	% Change
Combined Revenues (2)	$28,563	$26,315	8.5%

Combined Operating Expenses (2)
Payroll	$2,519	$2,298	9.6%
Real Estate taxes	3,198	2,369	35.0%
Management Fees	883	902	(2.1)%
Insurance	821	729	12.6%
Utilities	1,742	1,532	13.7%
Repairs and Maintenance	2,307	1,535	50.3%
Replacements	650	542	19.9%
Advertising, Leasing and Other	898	968	(7.2)%
Total Combined Operating Expenses	$13,018	$10,875	19.7%

Total Combined Operating Income	$15,545	$15,440	0.7%

_______________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, and the other multifamily properties that BRT bought out and presented at 100% ownership for all periods presented, with a total number of 8,201 units.
(2)    For 2022, includes $948, $450, and $498 of revenues, expenses, and NOI respectively relating to Chatham Court, the property that is under contract to sell.
For 2021, includes $829, $443, and $387 of revenues, expenses, and NOI respectively relating to Chatham Court, the property that is under contract to sell.

BRT Apartments Corp. (NYSE: BRT)

Combined Portfolio Metrics (1)
Year ended December 31, 2022 and 2021
(dollars in thousands)
____________________________________________________________________________________________________________________

	Twelve months Ended December 31,
	2022	2021	% Change
Combined Revenues (2)	$102,629	$93,317	10.0%

Combined Operating Expenses (2)
Payroll	$8,875	$8,231	7.8%
Real Estate taxes	11,958	11,221	6.6%
Management Fees	3,297	3,222	2.3%
Insurance	2,929	2,691	8.8%
Utilities	6,063	5,509	10.1%
Repairs and Maintenance	6,261	5,319	17.7%
Replacements	2,265	1,983	14.2%
Advertising, Leasing and Other	3,178	3,208	(0.9)%
Total Combined Operating Expenses	$44,826	$41,384	8.3%

Total Combined Operating Income	$57,803	$51,933	11.3%
_______________________________
(1)Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Portfolio and reconciliation of Net Operating Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, and the other multifamily properties that BRT currently owns presented at 100% ownership for all periods presented with a total number of 7,799 units.. Excludes Bells Bluff as it was not stabilized in both periods.
(2)For 2022, includes $3,613, $1,802 and $1,812 of revenues, expenses, and NOI, respectively, relating to Chatham Courtt.
For 2021, includes $3,010, $1,781 and $1,230 of revenues, expenses, and NOI, respectively relating to Chatham Court.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of 3/01/2023
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q4 2022 Avg. Occupancy	Q4 2022 Avg. Rent per Occ. Unit
Consolidated Properties - All 100% owned
Silvana Oaks	North Charleston	SC	2010	2012	12	208	93.9%	$1,364
Avondale Station	Decatur	GA	1954	2012	68	212	95.8%	1,373
Newbridge Commons	Columbus	OH	1999	2013	23	264	97.5%	1,055
Avalon	Pensacola	FL	2008	2014	14	276	95.5%	1,526
Parkway Grande	San Marcos	TX	2014	2015	8	192	92.7%	1,297
Woodland Trails	LaGrange	GA	2010	2015	12	236	94.4%	1,265
Kilburn Crossing	Fredericksburg	VA	2005	2016	17	220	95.3%	1,639
Bell's Bluff	Nashville	TN	2019	2018	3	402	94.2%	1,816
Crossings of Bellevue	Nashville	TN	1985	2014	37	300	95.8%	1,427
Crestmont at Thornblade	Greenville	SC	1998	2018	24	266	97.6%	1,286
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	7	288	87.7%	1,190
Vanguard Heights	Creve Coeur	MO	2016	2017	6	174	91.4%	1,678
Jackson Square	Tallahassee	FL	1996	2017	26	242	94.1%	1,325
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	37	208	92.6%	1,005
Woodland Apartments	Boerne	TX	2007	2017	15	120	96.4%	1,201
Grove at River Place	Macon	GA	1988	2016	34	240	96.3%	901
Civic Center 1	Southaven	MS	2002	2016	20	392	96.7%	1,176
Civic Center 2	Southaven	MS	2005	2016	17	384	96.6%	1,244
Abbotts Run	Wilmington	NC	2001	2020	21	264	96.5%	1,171
Somerset at Trussville	Trussville	AL	2007	2019	15	328	95.0%	1,168
Magnolia Pointe	Madison	AL	1991	2017	31	204	91.9%	1,180

Weighted Avg./Total Consolidated					21	5,420

Properties owned by Unconsolidated Joint Ventures (1)
									% Ownership
Chatham Court and Reflections (1)	Dallas	TX	1986	2016	36	494	94.8%	$1,210	50.0%
Pointe at Lenox Park	Atlanta	GA	1989	2016	33	271	95.2%	1,468	74.0%
Gateway Oaks	Forney	TX	2016	2016	6	313	96.5%	1,353	50.0%
Mercer Crossing	Dallas	TX	2015	2017	7	509	93.0%	1,658	50.0%
Canalside Lofts	Columbia	SC	2008	2017	14	374	91.4%	1,384	32.0%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	22	281	92.7%	1,348	50.0%
Canalside Sola	Columbia	SC	2015	2018	7	339	96.3%	1,547	46.2%
The Village at Lakeside	Auburn	AL	1988	2019	34	200	98.3%	1,020	80.0%

Weighted Avg./Total Unconsolidated					19	2,781

Development
Stono Oaks (2)	Johns Island	SC

Weighted Avg./Total Portfolio					20	8,201
____________________________________
(1) In March 2023, the Company entered into a contract to sell Chatham Court and Reflections.
(2) Purchased a 17.45% interest in a planned 240-unit development property.

BRT Apartments Corp. (NYSE: BRT)

APPENDIX

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES AND DEFINITIONS
(dollars in thousands)
________________________________________________________________________________________

Adjusted Funds from Operations (AFFO)

BRT computes AFFO by adjusting FFO for loss on extinguishment of debt, our straight-line rent accruals, restricted stock and RSU compensation expense, fair value adjustment of mortgage debt, gain on insurance recovery, insurance recovery from casualty loss and deferred mortgage and debt costs (including, in each case as applicable, from its share of its unconsolidated joint ventures). Since the NAREIT White Paper(as described below) does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another.

Combined Portfolio
Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, and the other multifamily properties that BRT currently owns presented at 100% ownership for all periods presented.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Funds from Operations (FFO)
BRT computes FFO in accordance with the “White Paper on Funds from Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT's related guidance. FFO is defined in the White Paper as net income (calculated in accordance with generally accepted accounting principles), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis.

Net Operating Income (NOI)
BRT computes NOI by adjusting net income (loss) to (a) add back (1) interest expense, (2) general and administrative expenses, (3) depreciation expense, (4) impairment charges, (5) provision for taxes, (6) loss on extinguishment of debt, (7) equity in loss of unconsolidated joint ventures, (8) casualty loss and (9) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate (3) gain on sale of partnership interest, (4) equity in earnings from sale of consolidated joint venture properties, (5) insurance recovery of casualty loss and (6) gain on insurance recoveries.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

Same Store
Same store properties refer to stabilized properties (as described below) that we owned and operated for the entirety of periods being compared, except for properties that are under construction, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Quarters ended December 31, 2022 and 2021
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Georgia	448	$1,906	$1,723	10.6%	$852	$731	16.6%	$1,054	$992	6.3%
Florida	276	1,331	1,213	9.7%	480	511	(6.1)%	851	702	21.2%
Texas	192	778	704	10.5%	446	282	58.2%	332	422	(21.3)%
Ohio	264	917	838	9.4%	374	362	3.3%	543	476	14.1%
Virginia	220	1,139	1,096	3.9%	446	369	20.9%	693	727	(4.7)%
South Carolina	208	933	864	8.0%	551	461	19.5%	382	403	(5.2)%
Tennessee	402	2,229	2,056	8.4%	1,176	948	24.1%	1,053	1,108	(5.0)%
Totals	2,010	$9,233	$8,494	8.7%	$4,325	$3,664	18.0%	$4,908	$4,830	1.6%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Georgia		95.0%	98.5%	(3.6)%	$1,317	$1,152	14.3%
Florida		95.5%	97.8%	(2.4)%	1,526	1,326	15.1%
Texas		92.7%	97.7%	(5.1)%	1,297	1,088	19.2%
Ohio		97.5%	97.2%	0.3%	1,055	972	8.5%
Virginia		95.3%	97.3%	(2.1)%	1,639	1,516	8.1%
South Carolina		93.9%	94.1%	(0.2)%	1,364	1,277	6.8%
Tennessee		94.2%	96.8%	(2.7)%	1,816	1,626	11.7%
Weighted Average		94.9%	97.2%	(2.4)%	$1,448	$1,293	12.0%
_________________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons (1)
Twelve months ended December 31, 2022 and 2021
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Georgia	448	$7,388	$6,723	9.9%	$3,253	$3,002	8.4%	$4,135	$3,721	11.1%
Florida	276	5,104	4,594	11.1%	1,980	1,860	6.5%	3,124	2,734	14.3%
Texas	192	3,070	2,710	13.3%	1,542	1,355	13.8%	1,528	1,355	12.8%
Ohio	264	3,564	3,232	10.3%	1,443	1,394	3.5%	2,121	1,838	15.4%
Virginia	220	4,556	4,273	6.6%	1,670	1,491	12.0%	2,886	2,782	3.7%
South Carolina	208	3,824	3,384	13.0%	1,950	1,707	14.2%	1,874	1,677	11.7%
Totals	1,608	$27,506	$24,916	10.4%	$11,838	$10,809	9.5%	$15,668	$14,107	11.1%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Georgia		96.9%	98.1%	(1.2)%	$1,254	$1,124	11.6%
Florida		96.3%	98.1%	(1.8)%	1,438	1,250	15.0%
Texas		95.9%	97.1%	(1.2)%	1,209	1,042	16.0%
Ohio		97.3%	97.5%	(0.2)%	1,031	947	8.9%
Virginia		97.4%	97.9%	(0.5)%	1,593	1,465	8.7%
South Carolina		96.0%	95.1%	0.9%	1,370	1,231	11.3%
Weighted Average		96.7%	97.5%	(0.8)%	$1,305	$1,167	11.8%
________________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended December 31, 2022 and 2021
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Texas	1,597	$3,532	$3,169	11.5%	$1,733	$1,454	19.2%	$1,799	$1,715	4.9%
Georgia	271	926	847	9.3%	491	363	35.3%	434	483	(10.1)%
South Carolina	713	1,234	1,186	4.0%	404	385	4.9%	830	801	3.6%
Alabama	200	541	482	12.2%	236	226	4.4%	305	256	19.1%
Totals	2,781	$6,233	$5,684	9.7%	$2,864	$2,428	18.0%	$3,368	$3,255	3.5%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Texas		94.2%	96.4%	(2.3)%	$1,404	$1,216	15.5%
Georgia		95.2%	95.9%	(0.7)%	1,468	1,328	10.5%
South Carolina		93.7%	96.4%	(2.8)%	1,463	1,343	8.9%
Alabama		98.3%	97.2%	1.1%	1,020	932	9.4%
Weighted Average		94.5%	96.4%	(2.0)%	$1,397	$1,239	12.8%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Twelve months ended December 31, 2022 and 2021
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Texas	1,597	$13,618	$12,060	12.9%	$6,586	$6,107	7.8%	$7,032	$5,953	18.1%
Georgia	271	3,526	3,269	7.9%	1,660	1,374	20.8%	1,866	1,895	(1.5)%
South Carolina	713	4,855	4,379	10.9%	1,749	1,686	3.7%	3,106	2,693	15.3%
Alabama	200	2,064	1,890	9.2%	983	917	7.2%	1,081	973	11.1%
Totals	2,781	$24,063	$21,598	11.4%	$10,978	$10,084	8.9%	$13,085	$11,514	13.6%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2022	2021	% Change	2022	2021	% Change
Texas		95.4%	94.9%	0.5%	$1,327	$1,167	13.7%
Georgia		94.1%	96.0%	(2.0)%	1,405	1,275	10.2%
South Carolina		96.1%	92.9%	3.4%	1,391	1,289	7.9%
Alabama		97.7%	97.1%	0.6%	983	907	8.4%
Weighted Average		95.6%	94.7%	1.0%	$1,326	$1,189	11.5%
___________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Buyout NOI by State
Three and Twelve Months Ended December 31, 2022 and 2021
Assuming 100% Ownership
(dollars in thousands)
________________________________________________________________________________________

	Three Months Ended December 31,
	2022			2021
Consolidated	Revenues	Expenses	NOI	Revenues	Expenses	NOI
Alabama	$2,682	$1,148	$1,534	$2,522	$1,014	$1,508
Florida	988	456	532	867	326	541
Georgia	705	374	331	628	313	315
Mississippi	2,906	1,156	1,750	2,677	789	1,888
Missouri	899	368	531	855	397	458
North Carolina	990	379	611	896	335	561
South Carolina	1,118	599	519	1,018	548	470
Tennessee	1,301	469	832	1,166	363	803
Texas	1,509	880	629	1,509	698	811
Totals	$13,098	$5,829	$7,269	$12,138	$4,783	$7,355

	Twelve Months Ended December 31,
	2022			2021
	Revenues	Expenses	NOI	Revenues	Expenses	NOI
Alabama	$10,487	$4,456	$6,031	$9,962	$4,228	$5,734
Florida	3,818	1,853	1,965	3,357	1,604	1,753
Georgia	2,699	1,429	1,270	2,476	1,262	1,214
Mississippi	11,224	4,143	7,081	10,367	3,711	6,656
Missouri	3,545	1,479	2,066	3,464	1,506	1,958
North Carolina	3,807	1,496	2,311	3,362	1,478	1,884
South Carolina	4,286	2,103	2,183	3,828	2,009	1,819
Tennessee	4,944	1,893	3,051	4,503	1,873	2,630
Texas	6,250	3,158	3,092	5,484	2,820	2,664
Totals	$51,060	$22,010	$29,050	$46,803	$20,491	$26,312

BRT Apartments Corp. (NYSE: BRT)
Buyout NOI Reconciliation
Three and Twelve Months Ended December 31, 2022 and 2021
Assuming 100% Ownership
(dollars in thousands)
________________________________________________________________________________________

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net (Loss) income	$(4,219)	$(1,254)	$49,955	$29,114
Less: Equity in earnings from JV	(580)	(1,825)	(66,426)	(30,774)
Add: Net income from unconsolidated JV	1,154	2,809	121,187	75,615
Less: Other income	—	(4)	(12)	(16)
Add: Interest Expense	5,520	1,953	15,514	6,757
General and administrative	3,815	3,239	14,654	12,621
Impairment Charge	—	—	—	520
Depreciation and amortization	8,031	3,285	24,812	8,025
Provision for taxes	(155)	51	821	206
Loss on Extinguishment of debt	—	673	563	1,575
Unconsolidated Interest Expense	2,507	6,402	16,269	30,964
Unconsolidated Depreciation	2,841	7,172	17,798	35,636
Unconsolidated Loss on Extinguishment of debt	—	—	3,491	9,401
Less: Gain on sale of real estate	—	—	(6)	(7,693)
Gain on sale of partnership interest	—	(388)	—	(2,632)
Insurance Recovery	—	—	—	—
Gain on Insurance Recoveries	—	—	(62)	—
Casualty loss	850	—	—	—
Insurance recovery of casualty los	(850)	—	—	—
Unconsolidated Impairment	8,553	—	8,553	2,813
Unconsolidated Insurance Recovery	(8,553)	—	(8,553)	(2,813)
Unconsolidated Gain on Insurance Recoveries	—	(933)	(567)	(2,179)
Unconsolidated Gain on Sale	—	—	(118,270)	(83,984)
Unconsolidated Other equity earnings	(32)	(33)	(121)	(54)
Add: Net loss attributable to non-controlling interests	37	34	144	136
Net Operating Income	18,919	21,181	79,744	83,238

Less: Non-buyout net operating income	11,650	13,826	50,694	56,926

Buyout Net Operating Income	$7,269	$7,355	$29,050	$26,312

BRT Apartments Corp. (NYSE: BRT)
RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP Net (loss) income attributable to common stockholders	$(4,219)	$(1,254)	$49,955	$29,114
Less: Other Income	—	(4)	(12)	(16)
Add: Interest expense	5,520	1,953	15,514	6,757
General and administrative	3,815	3,239	14,654	12,621
Depreciation and amortization	8,031	3,285	24,812	8,025
Impairment charge	—	—	—	520
Provision for taxes	(155)	51	821	206
Less: Gain on sale of real estate	—	—	(6)	(7,693)
Gain on the sale of partnership interest	—	(388)	—	(2,632)
Add: Loss on extinguishment of debt	—	673	563	1,575
Equity in (earnings) loss of unconsolidated joint venture properties	(580)	(1,825)	(1,895)	4,208
Casualty loss	850	—	850	—
Less: Equity in earnings from sale of unconsolidated joint venture properties	—	—	(64,531)	(34,982)
Insurance recovery of casualty loss	(850)	—	(850)	—
Gain on insurance recovery	—	—	(62)	—
Add: Net loss attributable to non-controlling interests	37	34	144	136
Net Operating Income	$12,449	$5,764	$39,957	$17,839

Less: Non-same store and non- multi -family Net Operating Income	(7,541)	(934)	(24,289)	(3,732)
Same store Net Operating Income	$4,908	$4,830	$15,668	$14,107

BRT Apartments Corp. (NYSE: BRT)
RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of BRT's Equity in earnings from NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
BRT equity in earnings from joint ventures	$580	$1,825	$66,426	$30,774
Add: Interest expense	1,280	4,229	9,872	20,196
Depreciation	1,443	4,694	10,677	23,083
Loss on extinguishment of debt	—	—	1,876	4,581
Impairment of assets	1,493	—	1,493	2,010
Less: Gain on sale of real estate	—	—	(64,531)	(34,982)
Other equity earnings	(32)	(32)	(121)	(53)
Insurance recoveries	(1,493)	—	(1,493)	(2,010)
Gain on sale of insurance recoveries	—	(648)	(428)	(1,528)
Net Operating Income	$3,271	$10,068	$23,771	$42,071

Less: Non-same store Net Operating Income	(97)	(6,813)	(10,686)	(30,557)
Same store Net Operating Income	$3,368	$3,255	$13,085	$11,514

Consolidated same store Net Operating Income	$4,908	$4,830	$15,668	$14,107
Unconsolidated same store Net Operating Income	3,368	3,255	13,085	11,514
Buyout Net Operating Income	7,269	7,355	29,050	26,312
Combined Portfolio Net Operating Income	$15,545	$15,440	$57,803	$51,933

BRT Apartments Corp. (NYSE: BRT)
2023 Guidance Reconciliation
_____________________________________________________________________________________________________________________

Guidance Reconciliation:	Low End	Mid Point	High End

Net income per share attributable to common stockholders	$0.09	$0.15	$0.20
Add: depreciation of properties	1.44	1.44	1.44
Add: our share of depreciation in unconsolidated joint ventures	0.29	0.29	0.29
Deduct: gain on sale of real estate	(0.74)	(0.74)	(0.74)
Adjustment for non controlling interests	—	—	—
FFO per share of common stock (diluted)	$1.08	$1.14	$1.19

Adjustment for: straight-line rent accruals	—	—	—
Add: amortization of restricted stock and RSU expense	0.31	0.32	0.32
Add: amortization of deferred mortgage and debt costs	0.06	0.06	0.05
Add: our share of amortization of deferred mortgage and debt costs from unconsolidated ventures	0.01	0.01	0.01
Add: loss on extinguishment of debt	0.01	0.01	0.01
Add: amortization of fair value adjustment for mortgage debt	0.03	0.03	0.03
Adjustments for non- controlling interests	—	—	—
AFFO per common share (diluted)	$1.50	$1.57	$1.61

BRT Apartments Corp. (NYSE: BRT)
RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, for the three months ended December 31, 2022, presents BRT's pro-rata information.

	Three Months Ended December 31, 2022
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$12,033	$5,861	$6,172
Total revenues	12,033	5,861	6,172
Expenses:
Real estate operating expenses	5,563	2,616	2,947
Interest expense	2,507	1,227	1,280
Depreciation	2,841	1,398	1,443
Total expenses	10,911	5,241	5,670

Total revenues less total expenses	1,122	620	502

Equity in earnings of joint ventures	32	(46)	78
Impairment of assets	(8,553)	(7,060)	(1,493)
Insurance recoveries	8,553	7,060	1,493
Gain on insurance recoveries	—	—	—
Gain on sale of real estate properties	—	—	—
Loss on extinguishment of debt	—	—	—
Net income	$1,154	$574	$580	(1)

	Three Months Ended December 31, 2021
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$26,411	$9,171	$17,240
Total revenues	26,411	9,171	17,240
Expenses:
Real estate operating expenses	10,994	3,822	7,172
Interest expense	6,402	2,173	4,229
Depreciation	7,172	2,478	4,694
Total expenses	24,568	8,473	16,095

Total revenues less total expenses	1,843	698	1,145

Equity in earnings of joint ventures	33	1	32
Impairment of assets	—	—	—
Insurance recoveries	933	933	—
Gain on insurance recoveries	—	(648)	648
Gain on sale of real estate properties	—	—	—
Loss on extinguishment of debt	—	—	—
Net loss	$2,809	$984	$1,825	(1)
_______________________
(1) Reflects BRT's share as determined in accordance with GAAP - not its pro-rata share

BRT Apartments Corp. (NYSE: BRT)
RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements below present for the periods indicated a reconciliation of the information that appears in note 6 of BRT's Annual Report on Form 10-K to the BRT pro rata information presented here in this supplemental.

	Twelve Months Ended December 31, 2022
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$72,873	$29,101	$43,772
Total revenues	72,873	29,101	43,772
Expenses:
Real estate operating expenses	33,086	13,039	20,047
Interest expense	16,269	6,397	9,872
Depreciation	17,798	7,121	10,677
Total expenses	67,153	26,557	40,596

Total revenues less total expenses	5,720	2,544	3,176

Equity in earnings of joint ventures	121	(46)	167
Impairment of assets	(8,553)	(7,060)	(1,493)
Insurance recoveries	8,553	7,060	1,493
Gain on insurance recoveries	567	139	428
Gain on sale of real estate properties	118,270	53,739	64,531
Loss on extinguishment of debt	(3,491)	(1,615)	(1,876)
Net income	$121,187	$54,761	$66,426

	Twelve Months Ended December 31, 2021
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$121,906	$43,384	$78,522
Total revenues	121,906	43,384	78,522
Expenses:
Real estate operating expenses	56,507	20,056	36,451
Interest expense	30,964	10,768	20,196
Depreciation	35,636	12,553	23,083
Total expenses	123,107	43,377	79,730

Total revenues less total expenses	(1,201)	7	(1,208)

Equity in earnings of joint ventures	54	1	53
Impairment of assets	(2,813)	(803)	(2,010)
Insurance recoveries	2,813	803	2,010
Gain on insurance recoveries	2,179	651	1,528
Gain on sale of real estate properties	83,984	49,002	34,982
Loss on extinguishment of debt	(9,401)	(4,820)	(4,581)
Net loss	$75,615	$44,841	$30,774

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Ventures
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed balance sheet below at December 31, 2022, represent a reconciliation of the information that appears in note 6 of BRT's Annual Report on Form 10-K to the BRT pro rata information presented here in the supplemental. The Company held interests in unconsolidated joint ventures that own eight multi-family properties and a planned 240-unit development property (the "Unconsolidated Properties"). The condensed balance sheet below presents information regarding such properties (dollars in thousands):

	December 31, 2022
	TOTAL	BRT Share	Partner Share
ASSETS
Real estate properties, net of accumulated depreciation	$318,304	$160,040	$158,264
Cash and cash equivalents	6,591	3,608	2,983
Other assets	35,372	10,153	25,219
Total Assets	$360,267	$173,801	$186,466

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	255,261	126,758	128,503
Accounts payable and accrued liabilities	8,222	4,467	3,755
Total Liabilities	263,483	131,225	132,258
Commitments and contingencies

Equity:
Total unconsolidated joint venture equity	96,784	42,576	54,208
Total Liabilities and Equity	$360,267	$173,801	$186,466